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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 APRIL 24, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                          25-1435979
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.



ITEM 9.      REGULATION FD DISCLOSURE
             On April 22, 2003, The PNC Financial Services Group, Inc. (the "Corporation") hosted its 2003 Annual Meeting of Shareholders. In connection with the 2003 Annual Meeting of Shareholders, a presentation was made by the Corporation's Chairman and Chief Executive Officer and the Vice Chairman and Chief Financial Officer that was accompanied by a series of electronic slides that included information relating to the Corporation's 2002 and first quarter 2003 financial results. A copy of these slides is attached hereto as Exhibit 99.1.

             In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K ("Form 8-K") is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition," of Form 8-K. In accordance with the SEC's Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


       Date:  April 24, 2003              By: /s/ Samuel R. Patterson
                                              ----------------------------------
                                               Samuel R. Patterson
                                               Controller


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                                  EXHIBIT INDEX

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Number      Description                                                      Method of Filing
------      -----------                                                      ----------------

99.1        Slide presentation for 2003 Annual Meeting of Shareholders       Filed Herewith

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